SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported) June 4, 1998
                                                         ------------


                Paine Webber Qualified Plan Property Fund Two, LP
             (Exact name of registrant as specified in its charter)


          Delaware                     0-17146                  04-2752249
--------------------------------------------------------------------------------
(State or other jurisdiction)         (Commission             (IRS Employer
     of incorporation                 File Number)           Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

              PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP

ITEM 2 - Disposition of Assets

   The Timbers Apartments - Raleigh, North Carolina

   Disposition Date - June 4, 1998

     On June 4, 1998, the borrower of the Timbers Apartments loan prepaid the Partnership's first leasehold mortgage loan secured by the Timbers Apartments and purchased the Partnership's interest in the underlying land at par for total consideration of approximately $7,803,000. The principal balance of the mortgage loan was $4,275,000, and the Partnership's original investment in the land was $600,000. In addition, the Partnership received $2,928,000 of accrued interest owed on the mortgage loan. The amount of accrued interest which was due at June 4, 1998 was $3,369,000. The Partnership will also receive a payment from the borrower in an amount equal to any remaining cash flow from the operations of The Timbers Apartments after the payment of all final operating expenses. The amount of this final payment cannot be determined at the present time, but it is expected to be significantly below the outstanding balance of the remaining accrued interest owed, which totals $441,000. The remaining balance of accrued interest receivable after this final payment will be forgiven in accordance with an agreement between the Partnership and the borrower. From the proceeds of the sale transaction, the borrower received only a nominal payment in return for facilitating the sale transaction as agreed to by the Partnership. Interest on the Timbers loan had been accruing at a rate of 11.75%. However, interest was only being paid currently to the extent of net operating cash flow generated by the property, but not less than a rate of 7.75% per annum on the original note balance of $4,275,000, under the terms of a modification agreement reached in fiscal 1989. The mortgage loan secured by the Timbers Apartments contained a prohibition against prepayment until September 1, 1997 and was scheduled to mature on September 1, 1998. The net proceeds from the Timbers prepayment transaction, along with an amount of Partnership cash reserves that exceed expected future requirements, will be distributed to the Limited Partners as part of a special distribution to be paid on July 1, 1998.

      With the disposition of The Timbers mortgage loan and land investments, the Partnership's only remaining real estate asset is its joint venture interest in the Marshalls at East Lake Shopping Center. As discussed further in the Partnership's Quarterly Report on Form 10-Q for the quarter ended February 28, 1998, the Partnership has been analyzing near-term sale strategies for this asset which could result in a sale of the property and a liquidation of the Partnership by the end of calendar year 1998. There are no assurances, however, that the sale of the final asset and the liquidation of the Partnership will be completed within this time frame.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Special Warranty Deed between PaineWebber Qualified Plan Property Fund Two, LP, and Raleigh Timbers Associates Limited Partnership.

      (2)   Cancellation  of Ground Lease  between  PaineWebber  Qualified  Plan
            Property Fund Two, LP, and Raleigh Timbers Associates Limited Partnership.

      (3)   Certificate  of  Satisfaction  of Deed of  Trust between PaineWebber
            Qualified  Plan  Property   Fund   Two,  LP,  and   Raleigh  Timbers
            Associates  Limited Partnership.

                                   FORM 8-K

                                CURRENT REPORT

              PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP




                                  SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP
                                 (Registrant)




                              By: /s/ Walter V. Arnold
                                  --------------------
                                  Walter V. Arnold
                                  Senior Vice President and
                                  Chief Financial Officer







Date:  June 12, 1998

 Excise Tax $2,448.00                      Recording Time, Book and Page
-------------------------------------------------------------------------------

Acct. No.    0136897 & 0079621             Parcel Identifier  No.
             -----------------                                  ---------------

Verified by            County on  the   day of          1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Mail after recording to       Alison R. Cayton, Manning, Fulton & Skinner, P.A.

-------------------------------------------------------------------------------


This Instrument was prepared by    Brent A. Torstrick, Robinson, Bradshaw &
                                   Hinson, P.A.
-------------------------------------------------------------------------------

                                         -----------------------
Brief description for the Index         |The Timbers Apartments|
                                         -----------------------

-------------------------------------------------------------------------------
                      NORTH CAROLINA SPECIAL WARRANTY DEED

THIS DEED made this  4th       Day of June        ,    1998    , by and between

-------------------------------------------------------------------------------
              GRANTOR                                      GRANTEE

PAINEWEBBER  QUALIFIED PLAN PROPERTY FUND   RALEIGH TIMBERS  ASSOCIATES  LIMITED
TWO, LP, a Delaware limited partnership     PARTNERSHIP, a North Carolina
doing  business in North Carolina as        limited partnership
PAINEWEBBER  QUALIFIED PLAN PROPERTY FUND   c/o CTJ Real Estate, Inc.
TWO LIMITED PARTNERSHIP                     212 South Tryon Street, Suite 1350
                                            Charlotte, North Carolina  28281


Enter in appropriate block for each party: name, address, and, if appropriate, character of entity, e.q. corporation or partnership.
--------------------------------------------------------------------------------

The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, all that certain lot or parcel of land situated in the City of Raleigh, House Creek Township, Wake County, North Carolina and more particularly described on Exhibit A attached hereto and made a part hereof by reference.

The property hereinabove described was acquired by Grantor by instrument recorded in Book 3348 at Page 1 in the Wake County Public Registry.

A map showing the above  described  property is recorded in Plat Book ____, page
____.

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

And the Grantor covenants with the Grantee, that Grantor has done nothing to impair such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the exceptions hereinafter stated.

Title to the property hereinabove described is subject to the following exceptions:


      See Exhibit B attached hereto and made a part hereof by reference.


IN WITNESS WHEREOF, the Grantor has hereunto set his hand and seal, or if corporate, has caused this instrument to be signed in its corporate name by its duly authorized officers and its seal to be hereunto affixed by authority of its Board of Directors, the day and year first above written.

                                        PAINEWEBBER QUALIFIED PLAN PROPERTY
                                        FUND TWO, LP, a Delaware limited
                                        partnership doing business in North
                                        Carolina as PAINEWEBBER QUALIFIED PLAN
                                        PROPERTY FUND TWO LIMITED
                                        PARTNERSHIP
                                        (SEAL)

                                        By:   Second Qualified Properties,
                                              Inc., a  Delaware corporation,
                                              Managing General Partner

ATTEST:                                       By: /s/ Celia R. Deluga
                                                  -------------------
                                                  Vice President
/s/ Linda Z. MacDonald
----------------------
Assistant Secretary

[CORPORATE SEAL]



STATE OF MASSACHUSETTS

COUNTY OF SUFFOLK

     This 2nd day of June, 1998, personally came before me Celia R. Deluga, who, being by me duly sworn, says that she is the Vice President of Second Qualified Properties, Inc., Managing General Partner of PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware limited partnership doing business in North Carolina as PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO LIMITED PARTNERSHIP, and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that said writing was signed and sealed by her, in behalf of said corporation, by its authority duly given. And the said Vice President acknowledged the said writing to be the act and deed of said corporation, on behalf of said limited partnership.


                                          /s/ Linda Z. MacDonald
                                              ------------------
                                              Notary Public
My commission expires:

11/12/99
--------

[NOTARIAL SEAL]

                                    EXHIBIT A

That certain tract of land located in the City of Raleigh, House Creek Township, Wake County, North Carolina, and more particularly described as follows:






      TOGETHER WITH all right, title and interest, if any, of Grantor in and to:
(a) any rights-of-way, easements and appurtenances which are now or hereafter used in connection with the above-described tract of land or are appurtenant thereto, including but not limited to that certain sewer easement created by instrument recorded in Book 3080 at Page 824 in the Wake County Public Registry; and (b) the land within the rights-of-way of the public roads adjacent to the above-described tract of land.

      THERE IS EXPRESSLY EXCLUDED FROM THIS CONVEYANCE all right, title and interest in the footings, foundations, columns, piles, buildings, improvements, fixtures, equipment and other installations located, constructed or erected on the above-described tract of land, the ownership of which was previously retained by Grantee. It is the intent to Grantor to reconvey to Grantee all of the property conveyed to it by Grantee by that deed recorded in Book 3348 at Page 1 in the Wake County Public Registry.

                                    EXHIBIT B

1. Ad valorem real estate taxes for 1998 and subsequent years, a lien but not yet due and payable.

2. Restrictive covenants recorded in Book 2188, Pages 587 and 599, and in Book 3146, Page 58, Wake County Registry.

3. Building restriction lines, easements and other facts shown on that plat recorded in Book of Maps 1983, Page 827, Wake County Registry.

4. Rights-of-Way to Carolina Power and Light Company recorded in Book 1757, Page 627, and in Book 3206, Page 688, Wake County Registry.

5. Right-of-way to the North Carolina State Highway Commission recorded in Book 1494, Page 3, Wake County Registry. Said right-of-way for NCSR 1664, Pleasant Grove Church Road.

6. Right-of-way to the North Carolina State Highway Commission recorded in Book 1501, Page 541, Wake County Registry. Said right-of-way for NCSR 1666, Pleasant Grove Church Road.

7. Easement to the City of Raleigh for public street and adjacent easements, recorded in Book 4075, Page 376, Wake County Registry, as shown on plat recorded in Book of Maps 1987, Page 462, Wake County Registry.

8. Right-of-Way to Southern Bell Telephone and Telegraph Company, recorded in Book 3195, Page 444, Wake County Registry.

STATE OF NORTH CAROLINA
                                                  CANCELLATION OF GROUND LEASE
COUNTY OF WAKE

      THIS CANCELLATION OF GROUND LEASE is made and entered into this 4th day of June, 1998 by and between PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware limited partnership doing business in North Carolina as PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO LIMITED PARTNERSHIP ("Landlord"), and RALEIGH TIMBERS ASSOCIATES LIMITED PARTNERSHIP (formerly known as RALEIGH TIMBERS ASSOCIATES, LIMITED), a North Carolina limited partnership ("Tenant").

                                    RECITALS

      A. Landlord and Tenant entered into a Ground Lease dated September 5, 1984 (the "Lease"), pursuant to which Landlord leased to Tenant a parcel of land located in the City of Raleigh, Wake County, North Carolina (the "Property"). A memorandum of the Lease is recorded in Book 3348 at Page 5 in the Wake County Public Registry, and the Lease has been amended by instrument recorded in Book 3966 at Page 359, and by unrecorded Second Amendment dated April 1, 1989.

      B. By special warranty deed dated June 4, 1998 and recorded in the Wake County Public Registry immediately prior to the recording of this Cancellation of Ground Lease, Landlord has conveyed the Property to Tenant, and the parties desire to execute this Cancellation of Ground Lease to confirm of record the termination of the Lease by operation of the doctrine of merger.


                             STATEMENT OF AGREEMENT

      NOW,  THEREFORE,  in  consideration of the mutual covenants and conditions
hereinafter  set  forth,  Landlord  and  Tenant  agree  for  themselves,   their
successors and assigns as follows:

      1. The Lease is hereby canceled and terminated as of June 4, 1998 (the "Effective Date"), and neither party shall have any further obligations under the Lease after the Effective Date.

      2. Landlord represents and warrants to Tenant that the execution and delivery of this Cancellation of Ground Lease by Landlord have been duly authorized by all requisite partnership action, and that no consents or approvals of any third parties are required.

      3. Tenant represents and warrants to Landlord that the execution and delivery of this Cancellation of Ground Lease by Tenant have been duly authorized by all requisite partnership action, and no approval or consent of any third party is required.

      4. This Cancellation of Ground Lease contains the complete agreement of the parties regarding the terms and conditions of the cancellation of the Lease, and there are no oral or written agreements, conditions, terms or understandings that have not been incorporated in this Cancellation of Ground Lease.

      IN WITNESS WHEREOF, the parties hereto have executed this Cancellation of Ground Lease under seal as of the day and year first above written.

                                        LANDLORD:

                                        PAINEWEBBER QUALIFIED PLAN PROPERTY
                                        FUND TWO, LP, a Delaware limited
                                        partnership doing business in North
                                        Carolina as PAINEWEBBER QUALIFIED PLAN
                                        PROPERTY FUND TWO LIMITED
                                        PARTNERSHIP
                                        (SEAL)

                                        By:   Second Qualified Properties,
                                              Inc., a  Delaware corporation,
                                              Managing General Partner

ATTEST:                                       By:   /s/ Celia R. Deluga
                                                    --------------------
                                                    Vice President
/s/ Linda Z. MacDonald
----------------------
Assistant Secretary

[CORPORATE SEAL]

                                        TENANT:

                                        RALEIGH TIMBERS ASSOCIATES LIMITED
                                        PARTNERSHIP (formerly known as RALEIGH
                                        TIMBERS ASSOCIATES, LIMITED), a North
                                        Carolina limited partnership

                                        By:   RALEIGH TIMBERS COMPANY LIMITED
                                              PARTNERSHIP, a North Carolina
                                              limited partnership, its general
                                              partner

                                              By:   /s/ James T. Cobb (SEAL)
                                                    ------------------------
                                                    James T. Cobb, Managing
                                                    General Partner

STATE OF MASSACHUSETTS

COUNTY OF SUFFOLK

     This 2nd day of June, 1998, personally came before me Celia R. Deluga, who, being by me duly sworn, says that she is the Vice President of Second Qualified Properties, Inc., Managing General Partner of PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware limited partnership doing business in North Carolina as PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO LIMITED PARTNERSHIP, and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that said writing was signed and sealed by her, in behalf of said corporation, by its authority duly given. And the said Vice President acknowledged the said writing to be the act and deed of said corporation, on behalf of said limited partnership.


                                          /s/ Linda Z. MacDonald
                                              ------------------
                                              Notary Public
My commission expires:

11/12/99
--------

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

      This 3rd day of June, 1998, personally came before me James T. Cobb, who, being by me duly sworn, says that he is the Managing General Partner of Raleigh Timbers Company Limited Partnership, a North Carolina limited partnership and the sole general partner of RALEIGH TIMBERS ASSOCIATES LIMITED PARTNERSHIP, a North Carolina limited partnership, and acknowledged the due execution of the foregoing instrument on behalf of said partnerships.

      WITNESS my hand and official seal, this the 3rd day of June, 1998.


                                          /s/ Linda H. Carder
                                              ---------------
                                              Notary Public
My commission expires:

8/4/98
------
[NOTARIAL SEAL]

STATE OF NORTH CAROLINA                   CERTIFICATE OF SATISFACTION
                                          OF DEED OF TRUST
COUNTY OF WAKE                            (N.C.G.S. ss.45-37(a)(6) & ss.47-46.2)

      The undersigned, Vice President of Second Qualified Properties, Inc., a Delaware corporation and the Managing General Partner of PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware limited partnership doing business in North Carolina as PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO LIMITED PARTNERSHIP ("PWQP2"), certifies that PWQP2 is the owner of the indebtedness secured by the following security instruments, and that the debt or other obligations in the initial amount of $4,275,000.00, subsequently increased to $8,304,400.00, secured by: (a) that Deed of Trust and Security Agreement executed and delivered by Raleigh Timbers Associates Limited Partnership, a North Carolina limited partnership formerly known as Raleigh Timbers Associates, Limited ("Grantor") to B.D. Farmer, III ("Trustee") for the benefit of PWQP2, and recorded in Book 3348, Page 19 of the Wake County Public Registry, as amended by Modification recorded in Book 4648, Page 419; and (b) that Collateral Assignment of Rents and Leases executed and delivered by Grantor to PWQP2, and recorded in Book 3348, Page 61, as amended by Modification recorded in Book 4648, Page 419; was fully paid and satisfied on June 4, 1998.

      PWQP2 requests that this Certificate of Satisfaction be recorded and the above referenced security instruments be cancelled of record.

      As of the 4th day of June, 1998.

                                       PAINEWEBBER QUALIFIED PLAN PROPERTY
                                       FUND TWO, LP, a Delaware limited
                                       partnership doing business in North
                                       Carolina as PAINEWEBBER QUALIFIED PLAN
                                       PROPERTY FUND TWO LIMITED
                                       PARTNERSHIP                       (SEAL)

                                       By:   Second Qualified Properties, Inc.,
                                             a Delaware corporation, Managing
                                             General Partner

ATTEST:                                      By:   /s/ Celia R. Deluga
                                                   -------------------
                                                   Vice President
/s/ Linda Z. MacDonald
----------------------
Assistant Secretary

[CORPORATE SEAL]

STATE OF MASSACHUSETTS

COUNTY OF SUFFOLK

     This 2nd day of June, 1998, personally came before me Celia R. Deluga, who, being by me duly sworn, says that she is the Vice President of Second Qualified Properties, Inc., Managing General Partner of PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO, L.P., a Delaware limited partnership doing business in North Carolina as PAINEWEBBER QUALIFIED PLAN PROPERTY FUND TWO LIMITED PARTNERSHIP, and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that said writing was signed and sealed by her, in behalf of said corporation, by its authority duly given. And the said Vice President acknowledged the said writing to be the act and deed of said corporation, on behalf of said limited partnership.


                                          /s/ Linda Z. MacDonald
                                              ------------------
                                              Notary Public
My commission expires:

11/12/99
--------
[NOTARIAL SEAL]